© MediciNova, Inc. 2011 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2011
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources.
These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects,"
"anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,” "would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; MediciNova’s ability to realize the anticipated strategic and financial benefits from its acquisition of Avigen, Inc., to integrate the two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all; MediciNova’s ability to comply with the covenants in its financing agreements; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2009 and its subsequent periodic reports on Forms 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of February 1, 2011. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements

© MediciNova, Inc. 2011

MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA
•
Additional office in Tokyo, Japan
•
Dual-listing on NasdaqGM
as MNOV
and Osaka Securities Exchange as 4875
•
$62.2 million Market Cap (NasdaqGM) as of 2/01/2011
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 billion+ combined market opportunity worldwide*
•
Ibudilast: Neuropathic pain, progressive multiple sclerosis, drug addiction candidate
Corporate Overview:
MediciNova, Inc.
*Source: Internal MediciNova projections

© MediciNova, Inc. 2011

In-License:
•
Novel, small-molecule product candidates with significant clinical or preclinical data packages and attractive market opportunities
Conduct Proof-of-Concept Clinical Trials:
•
Conduct Phase I and Phase II clinical trials to demonstrate
safety and efficacy of compound
Two Pathways After Phase II:
1. Continue internal development of compound towards
commercialization
2. Seek partnership for further development of compound
Business Model:
Return On Investment

© MediciNova, Inc. 2011

Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
35 Professor at USC, formerly Professor at
University of Pittsburgh; Advisor to JAFCO,
Tanabe
Michael Coffee Michael Coffee
Chief Business Officer;
Interim Chief Financial Officer
26 Avigen, Amarin Corp., Elan Pharmaceuticals,
N.A., Athena Neurosciences
Kirk Johnson, Ph.D. Kirk Johnson, Ph.D.
Chief Scientific Officer
21 Avigen, Genesoft Pharmaceuticals, Chiron
Corporation
Masatsune Masatsune Okajima, CMA
Okajima, CMA
, CMA
VP, Head of Japanese Office
19 Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Management Team with
Global Experience

© MediciNova, Inc. 2011

Upcoming Near-Term Business Milestones:
1. Secure a global partnership for Ibudilast (MN-166/AV411)
2. Secure a strategic partnership for MN-221
Upcoming Clinical Milestones:
1. MN-221-CL-007 Phase II Study for Acute Exacerbations of Asthma
•
Anticipated completion in 2H, 2011*
Completed Milestones in 2010:
1. Announced Positive MN-221-CL-010 Phase Ib Study Results in
Moderate-to-Severe COPD Patients on March 17, 2010
3. Secured $15M Debt Financing from Oxford Finance Corporation on May 10, 2010
4. Announced Positive Safety and Efficacy data for Ibudilast (MN-166/AV411) Phase Ib/2a Study
Results for Opioid Withdrawal and Analgesia on December 13, 2010
Investment Highlights
*Anticipated completion dates based on current projections

Ibudilast: • • Neuropathic Pain • Multiple Sclerosis • Addiction

© MediciNova, Inc. 2011

Ibudilast (MN-166/AV411)
•
Oral administration
•
Safe and well-tolerated (approved in Japan/Korea with over 3.2 million patient exposures)
•
Mechanism(s) of Action primarily Inhibition of Macrophage Migration Inhibitor Factor
(MIF), PDE-4,10 inhibition;  Attenuation of Glial Cell Activation
Clinical Safety & Preliminary Efficacy
•
Completed Phase 2 Multiple Sclerosis Proof-of-Concept study (30 and 60 mg/d, predominately RRMS pts.)
•
Completed Phase 1b/2a trial in Diabetic Neuropathic Pain (40 and 80 mg/d)
•
Completed Phase 1b/2a clinical trial in Opioid Withdrawal & Analgesia (40 and 80 mg/d)
(Columbia Univ/NYSPI via NIDA funding)
•
Ongoing Phase 1b Methamphetamine interaction trial (UCLA via NIDA funding)
•
Additional Supporting Data
•
3 completed Phase 1 clinical trials
•
Dosing up to 100 mg single dose & 100 mg daily (50 mg twice/day)
•
~400 subjects treated with MN-166/AV411 to date (safe & well-tolerated)
Ibudilast for the Treatment of MS,
Neuropathic Pain, & Drug Addiction

© MediciNova, Inc. 2011

Status for Chronic Pain:
•
MN-166/AV411 is enabled to go directly to Phase 2b clinical development
•
MN-166/AV411 mechanism of action is novel and thus complimentary to current pain treatments, and has both stand-alone and adjunctive utilities
•
Majority of potential pharma partners are strategically committed to new pain therapies
•
MN-166/AV411 has an attractive development timeline and long term exclusivity
Status for Drug Addiction/Opioid Withdrawal:
•
Announced positive safety/efficacy results from Phase 1b/2a study in Opioid Withdrawal (12/10)
•
UCLA initiated Phase Ib study for Methamphetamine Addiction (9/10)
Status for Multiple Sclerosis:
•
MN-166/AV411 requires significant funding for future trials
•
Phase 2 data were at doses that are below maximum utility
•
Most attractive option may be Progressive MS which would require an additional Phase 2b clinical trial
Ibudilast (MN-166/AV411):
Status for Each Indication

© MediciNova, Inc. 2011

Ibudilast Neuropathic Pain
Market Opportunity
Drug Company
Total Rxs in 2009
(US)
Lyrica
®
Pfizer 9.1 Million
Cymbalta
®
Eli Lilly 14.7 Million
Neurontin
®
(Gabapentin)
Pfizer 23.4 Million
Total 47.1 Million
Neuropathic Pain Annual Market
Opportunity:
~$8.0 Billion
†
• Prevalence is approximately 4.2
million neuropathic pain patients in
the U.S. and 40 million worldwide
• MN-166 has a different
mechanism of action than currently
marketed neuropathic pain
therapies
• MN-166 has potential to capture
substantial market share in the
neuropathic pain market
*Source: SDI/Verispan, Lilly and Pfizer Quarterly Reports
Approved indications: Lyrica: Neuropathic pain associated with diabetic peripheral neuropathy, post herpetic neuralgia, partial onset seizures, fibromyalgia; Neurontin: postherpetic neuralgia, partial seizures ; Cymbalta: Major Depressive Disorder, Generalized Anxiety Disorder, Diabetic Peripheral Neuropathic Pain, Fibromyalgia
† Market Value Calculated at Branded Prices

© MediciNova, Inc. 2011 11 Patent/Commercial Overview Method of Use Composition of Matter

© MediciNova, Inc. 2011
•
Collaboration Structure with Pharma Partner:
1. Shared Risk
2. All indications;  Ibudilast + Analogues
3. Option Agreement around Phase 2b Diabetic Peripheral Neuropathic
Pain and/or Progressive MS trial with Exclusive License,
Development Milestones, Royalties, Sales Milestones.
•
Sustain NIDA-sponsored Drug Addiction development
•
Consider Investigator-sponsored Neurological Trials

Most Likely Scenario for
Ibudilast’s Development

MN-221: • Acute Exacerbations of Asthma • Exacerbations of Chronic Obstructive Pulmonary Disease (COPD)

© MediciNova, Inc. 2011

Acute Exacerbations of Asthma
Definition:
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity*:
•
Approximately 2 million annual emergency room visits in the US
•
~500,000 annual hospitalizations in the US
•
Average length of stay for asthma hospitalization is 3.3 days
•
Average cost for asthma hospitalization is $6,477
•
Approximately 2.7 million annual emergency room visits in UK/Spain/Germany/France/Italy
•
~560,000 annual hospitalizations in UK/Spain/Germany/France/Italy
Current Standard of Care (SOC):
•
Inhaled Beta agonists, inhaled anticholinergics, and IV or oral corticosteroids
*Source:  National Center for Health Statistics / CDC, WHO website, “Core Health indicators”, 2007 National
Hospital Discharge Survey, IMS Health’s Disease and Condition Benchmarks – PharMetrics Integrated
Database, 1/2007 – 12/2008

© MediciNova, Inc. 2011

Acute Asthma Treatment Flow in
Emergency Departments (EDs) in the U.S.
965,000
935,000
935,000
410,000
525,000
525,000
Input:
1,900,000 patients
with acute
exacerbations of
asthma present at
U.S. EDs annually
1
st
line therapy in ED:
Patients receive SOC,
many while in the
waiting room
2
nd
line therapy in ED:
Patients  who do not
initially respond
continuing receiving SOC
Large Market
Opportunity for MN-221
1,900,000
1,900,000
Hospitalization:
Patients  who do not
respond to SOC are
eventually hospitalized
Patients who respond
to initial therapy and
are discharged
Patients who
eventually respond to
standard therapy and
are discharged
Source:  Weber, Silverman et al,
American Journal of Medicine, 2002,
Volume 113; pp 371

© MediciNova, Inc. 2011

Limitations of Current Therapies
What are the limitations of current therapies for acute exacerbations of asthma?
Limitations of Inhaled Therapies:
•
Bronchoconstriction:
inflammation and bronchoconstriction result in insufficient air flow to get good drug deposition in the lungs
•
Mucus Plug Formation:
mucus secretion and the formation of thick mucus plugs
can cause persistent airflow limitation
•
Albuterol
Non-Responders:
not all patients benefit from albuterol
Limitations of Current Intravenous Therapies:
•
Safety:
currently available options (e.g. epinephrine, terbutaline) have significant cardiovascular risks at doses used

© MediciNova, Inc. 2011

MN-221: Target Product Profile
MN-221 Indication: Treatment of bronchospasms in patients with acute exacerbations of asthma or COPD. It is administered adjunctive to standard of care by intravenous infusion.
•A
well-tolerated, potent, selective
ß
2
-agonist which is only a partial agonist at
ß
1
.
•A
bronchodilating duration of action that is longer than Short-Acting Beta Agonists
(SABAs) and shorter than Long-Acting Beta Agonists (LABAs).
•Provides
additional bronchodilation when used in addition to the standard treatments of inhaled albuterol, inhaled ipratropium, and steroids.
•Reduces
the hospitalization rate among patients treated with MN-221.
•No
clinical adverse effects when added to standard of care.

© MediciNova, Inc. 2011
MN-221: A novel, highly selective
ß
2
- adrenergic receptor agonist
Three potential advantages over current therapy:
1. Improved Efficacy
•
Route of Administration (IV v. Inhalation)
2. Improved Safety
•
Higher selectivity for
ß
2
receptor than
ß
1
•
Partial agonist for
ß
1
receptor
3. Reduced Health Care Expenses

MN-221: A New Approach to Treating
Acute Exacerbations of Asthma

© MediciNova, Inc. 2011 Beta 2 agonist U.S. Market Overview 19

© MediciNova, Inc. 2011
MN-221 Phase II Study Designs
in Asthma Indication
20
MN-221-CL-004 MN-221-CL-005 MN-221-CL-006 MN-221-CL-007
Type of
Asthma
Stable
mild-to-moderate
Stable
moderate-to-severe
Acute
Exacerbations
Acute
Exacerbations
FEV
1
(Entry Criteria)
FEV
1
60% 40% FEV
1
75%  FEV
1
55% FEV
1
50%
Number Patients 23 17 29 200 projected
Number Sites 4 4 8 20 projected
Doses compared
to Placebo
5.25, 15, 52.5, 150,
240, 450, 900 µg
over 15 min
1080 µg over 2-hr;
1,125 µg over 1-hr
240, 450 µg
over 15 min;
1080 µg over 2-hr
1200 µg over 1-hr
Concurrent
Therapy
None None Standard of care Standard of care

© MediciNova, Inc. 2011
Completed Phase IIa trial in the Emergency Dept.
•
Randomized, placebo-controlled, single-blind, dose escalation study
•
29 patients with acute exacerbations of asthma (FEV
1
55% predicted) at
8 Emergency Department sites
•
Doses:
• 16 µg/min for 15 minutes (240 µg)
• 30 µg/min for 15 minutes (450 µg)
• 16 µg/min for 15 minutes; 8 µg/min for 105 minutes (1,080 µg)
•
Patients received Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, PK, safety
MN-221-CL-006:
Study Design

© MediciNova, Inc. 2011
MN-221-CL-006
Mean Change in FEV
1
and
Differences in Hospitalization Rate
22
Mean change in FEV
1
from baseline was 5.3%
higher in the MN-221 dose groups versus the
placebo group
MN-221 reduced the hospitalization rate by 45%

© MediciNova, Inc. 2011

What did we learn from MN-221-CL-006?
•
There were no safety concerns with adding MN-221 to
the standard of care.
•
There was a reduction in the hospitalization rate
among patients treated with MN-221.
•
Overall, improvement in FEV
1
was greater for patients
receiving MN-221 than placebo.
•
A dose of 1,200 µg
of MN-221 administered over one
hour was selected for the MN-221-CL-007 trial.
MN-221-CL-006:
What have we learned?

© MediciNova, Inc. 2011
•
Randomized, placebo-controlled, double-blind, multi-center Phase II clinical trial
•
Up to 200 patients with severe, acute exacerbations of asthma (FEV
1
50% predicted)
at multiple Emergency Department sites in the United States
•
Dose Groups (up to 100 patients/group):
• 1,200 µg of MN-221 over 1 hour (600 µg in 15 minutes; 600 µg in next 45 minutes)
• Placebo
•
Patients will receive SOC treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 3 hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in FEV1
(% predicted) when comparing MN-221 + SOC
to Placebo + SOC at a two sided -level of 0.05.
•
Anticipated completion in 2H, 2011*
MN-221-CL-007:
Study Design

Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion date based on current projections

© MediciNova, Inc. 2011
MN-221 Safety Summary
Safety Database:
•
MN-221 has been tested in almost 300 subjects in the US and Europe to date
•
No serious adverse events related to MN-221 were reported in any studies completed to date
•
No clinically significant cardiovascular, ECG, or vital sign changes, or other safety concerns have been reported
•
Doses up to 3,840 micrograms have been tested at different infusion rates
•
Subjects tested have included healthy volunteers, healthy pregnant women, and asthmatics

© MediciNova, Inc. 2011
MN-221 Patent Summary

•
MediciNova has rights to a portfolio of patents and know-how related to
MN-221, including composition of matter.
• The U.S. patent for MN-221 has composition of matter and method of use claims and is set to expire no earlier than February 2017.
• U.S. patent expiration does not include Waxman-Hatch patent term restoration (industry average = 4.5 years).
• Corresponding composition of matter patents in various other countries are set to expire no earlier than February 2017.
• Waxman-Hatch grants 5 years of exclusivity from approval in the U.S.
Exclusivity in Europe is 10 years for first approval of new chemical entities.

MN-221 Potential Development Opportunity: •Exacerbations of COPD

© MediciNova, Inc. 2011

Chronic Obstructive Pulmonary Disease
•
Chronic obstructive pulmonary disease (COPD) is a progressive disease that causes airflow blockage and breathing-related problems.
•
COPD includes two main conditions: emphysema and chronic
obstructive bronchitis.
•
Cigarette smoking is the leading cause of COPD.
•
An estimated 10 million adults had a diagnosis of COPD in the U.S. in the year 2000.
•
The prevalence and age-adjusted death rate for COPD increased more than 30 percent since 1980.
•
The direct/indirect costs related to COPD amounted to approximately
$42.6 billion in the U.S. in 2007.
Source: CDC, CDC COPD surveillance in U.S. 2000; US Census; American Lung Association website

© MediciNova, Inc. 2011

A COPD exacerbation is a sustained worsening of the
patient's condition, from the stable state and beyond
normal day-to-day variations, that is acute in onset.
COPD exacerbations are associated with a significant
increase in mortality, hospitalization and healthcare
utilization.
1.5 million hospital emergency department visits
765,000 hospitalizations
Average length of stay 7.4 days*
Average cost ~$32,000*
119,000 deaths
COPD Exacerbations
COPD patients are generally more ill than asthmatics with
overall higher hospitalizations and mortality.
Source: CDC, CDC COPD surveillance in U.S. 2000; US Census; American Lung Association website
*For COPD pts. with anemia; for pts. w/o anemia the stay is ~5.8 days at a cost of ~$25K
COPD
Discharged
Hospitalized
72%
28%
1,900
Asthma
52%
48%
1,500
Hospitalization rates amongst
Asthma and COPD patients
Thousands

© MediciNova, Inc. 2011
In patients who
respond to
theophylline: IV
aminophylline
(used rarely)
Noninvasive
intermittent
ventilation (NIV)
(e.g. bipap
mask)
Source:  Global Initiative for Chronic Obstructive Lung Disease 2007; team analysis
30
Represents leading drugs
currently used
History and
physical
Pulse oximetry
Arterial blood
gas (ABG),
Chest X-ray
(CXR)
Other physical
and clinical
evaluation to
assess severity
Hospitalization
and
resumption of
first line
therapy
ICU admission
- Intubation/
mechanical
ventilation
- Resumption
of first line
therapy
Initial assessment Standard treatments
Other treatments
(not commonly used)
Initial treatment failure
and subsequent
hospitalization
COPD:
Current treatment paradigm in emergency
department and hospital settings
Hospitalized patients follow the same
treatment paradigm as in ER
• COPD
management in the
hospital and ICU
settings mirrors
the ER approach
• There are few
treatment options
beyond the first
line of therapy
Concurrently:
Low flow oxygen
Intermittent or
continuous
nebulized short-
acting
ß2-agonist
(SABA)
(e.g., Albuterol)
Nebulized
anticholinergic
(e.g., Ipratropium)
IV or oral systemic
steroids
(e.g., Methyl-
prednisolone)
Antibiotics

© MediciNova, Inc. 2011

COPD Exacerbation Treatment Flow in
Emergency Departments in the U.S.
225,000
1,275,000
1,275,000
510,000
765,000
765,000
Input:
1,500,000 patients
with acute
exacerbations of
asthma present at
U.S. EDs annually
1
st
line therapy in ED:
Patients receive SOC,
many while in the
waiting room
2
nd
line therapy in ED:
Patients  who do not
initially respond
continuing receiving SOC
Large Market
Opportunity for MN-221
1,500,000
1,500,000
Hospitalization:
Patients  who do not
respond to SOC are
eventually hospitalized
Patients who respond
to initial therapy and
are discharged
Patients who
eventually respond to
standard therapy and
are discharged
Source: CDC COPD surveillance in U.S. 2000; Expert interviews, team analysis

© MediciNova, Inc. 2011
Study Design
•
Randomized, double-blind, placebo-controlled dose escalation study
•
48 subjects with stable moderate-to-severe Chronic Obstructive Pulmonary
Disease (COPD) (FEV
1
30% < 80% and FEV
1
/FVC ratio < 0.7) at 6 sites
•
Doses:
• 10 µg/min for 15 minutes followed by 3.3 µg/min for 45 minutes (1-hour infusion with a total dose of 300 µg) or placebo
• 20 µg/min for 15 minutes followed by 6.67 µg/min for 45 minutes (1-hour infusion with a total dose of 600 µg) or placebo
• 40 µg/min for 15 minutes followed by 13.3 µg/min for 45 minutes (1-hour infusion with a total dose of 1,200 µg) or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, PK, safety
MN-221-CL-010 (COPD)

© MediciNova, Inc. 2011 MN-221-CL-010: Mean Change in FEV 1 33 Baseline: 50.31% Baseline: 46.7% Baseline: 46.6% Baseline: 47.9% p = 0.0012 p = 0.0147

Addendum

© MediciNova, Inc. 2011
Study Design
•
Randomized, placebo-controlled, double-blind, dose escalation study
•
23 subjects with mild-to-moderate stable asthma (FEV
1
60% predicted)
at 4 sites
•
Patients are randomized to one of four different treatment groups (25% of patients on placebo for every dose level)*
• Each treatment sequence consist of placebo and escalating doses of MN-221
(5.25µg, 15.0µg, 52.5µg, 150µg, 240µg, 450µg, 900µg) over 15 minutes
•
Primary endpoint - mean change in FEV
1
(forced expiratory volume
in 1 second) from baseline (start of infusion) to 15 minutes (end of infusion)
•
Outcome measures – inferential statistics – FEV
1
, pharmacokinetic (PK),
safety and tolerability
MN-221-CL-004

© MediciNova, Inc. 2011 MN-221-CL-004: Mean Change in FEV 1 36

© MediciNova, Inc. 2011
Study Design
•
Randomized, placebo-controlled, single-blind, dose rate escalation study
•
17 subjects with moderate-to-severe stable asthma (FEV
1
40%,
but 75% predicted) at 4 sites
•
Doses:
• 16 µg/min for 15 minutes followed by 8 µg/min for 105 minutes
(2-hour infusion with a total dose of 1,080 µg) or placebo
• 30 µg/min for 15 minutes followed by 15 µg/min for 45 minutes
(1-hour infusion with a total dose of 1,125 µg) or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, PK, safety
MN-221-CL-005

© MediciNova, Inc. 2011 MN-221-CL-005: Mean Change in FEV 1 38 Baseline: 64.6% Baseline: 69.4% 1 Hour: 82.0% 2 Hours: 81.5% Baseline: 68.6% Baseline: 68.6% 1 Hour: 70.5% 2 Hours: 71.2%

© MediciNova, Inc. 2011
Published evidence
•
It has been demonstrated that airway abnormalities extend from the proximal to the most distal airways in asthmatics, and in severe stable asthmatics it has been postulated that one reason that they are difficult to control is that inhaled particle (drug) deposition in the distal airways is impaired (1).
•
The bronchoconstriction, inflammation, and mucus plugging that occur during an acute exacerbation of asthma will magnify this problem. Modeling of airflow patterns in patients with acute asthma demonstrates that airway resistance is twice as high during the exacerbation than after recovery. Furthermore, the airflow is more profoundly affected in regions where the effects of asthma are significant (2).
•
Chronic Mucus Plug Formation: In severe asthma, mucus secretion and the formation of inspissated mucus plugs can cause persistent airflow limitation (3).
•
Taken together, delivery of aerosolized medications to the distal airways is negatively impacted during an acute asthma exacerbation.
Anecdotal evidence
•
The emergency room doctors in our studies and key opinion leaders we have spoken to all believe in the concept of "intravenous beta 2 agonist" to treat acute exacerbations of asthma. They have all cited the fact that if a patient is having difficulty breathing, the patient cannot fully inhale medicine.
MN-221 may improve efficacy over current
standard of care due to its route of
administration
39
(1) Veen et al. Recurrent exacerbations in severe asthma are associated with enhanced airway closure during stable episodes. Am J Respir Crit Car Med 2000:161(6):1902-06)
(2) Inthavong et al. Comparative study of the effects of acute asthma in relation to a recovered airway tree on airflow patterns. In: 13th International conference on Biomedical Engineering
2009 V. 23. ISBM 978-3-540-92841-6 (online)
(3) University of California, San Diego, School of Medicine, Division of Medical Education https://meded.ucsd.edu/isp/1998/asthma/html/naep.html

© MediciNova, Inc. 2011
•
MediciNova has preclinical data and clinical data which demonstrates the safety of MN-221.
•
In summary, we have not seen clinically significant safety concerns with MN-221.
•
According to interviews of emergency room physicians, less-selective injectable beta agonists such as epinephrine and terbutaline are not commonly used to treat acute asthma. The main reason they are not used more often is due to safety concerns, particularly cardiovascular side effects.
MN-221 may result in fewer cardiovascular
side effects than the current standard of care

© MediciNova, Inc. 2011
•
Since the average hospitalization cost is $6,477 in the US, the payor would save this amount for each hospitalization prevented.
•
Since US hospitals lose money on the typical asthma hospitalization due to low reimbursements from Medicaid and HMOs, hospitals
would also make more money for each asthma hospitalization
prevented.
MN-221 may reduce health care expenses
by reducing the hospitalization rate

© MediciNova, Inc. 2011 42 Commercially-Attractive Diversified Portfolio COPD COPD Asthma Asthma Pain/MS Pain/MS Addiction Addiction